Exhibit 10.13

EXECUTION VERSION

COPYRIGHT SECURITY AGREEMENT

Copyright Security Agreement, dated as of December 1, 2009, by BUSCH ENTERTAINMENT LLC (the “Grantor”), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantor is party to a Security Agreement dated as of December 1, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantor is required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantor hereby agrees with the Collateral Agent as follows:

SECTON 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTON 2. Grant of Security Interest in Copyright Collateral. The Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral (excluding any Excluded Assets) of the Grantor:

(a) registered Copyrights of the Grantor listed on Schedule I attached hereto.

SECTON 3. The Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTON 4. Termination. Upon termination of the Security Agreement in accordance with Section 6.12 thereof, the Collateral Agent shall, at the expense of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the lien on and security interest in the Copyrights under this Copyright Security Agreement and any other documents required to evidence the termination of the Collateral Agent’s interest in the Copyrights.

SECTON 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

[Signature pages follow.]

BUSCH ENTERTAINMENT LLC

By:	/s/ Howard J. Demsky
Name: Howard J. Demsky
Title: Secretary

Signature Page to Copyright Security Agreement

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Liliana Claar
Name: Liliana Claar
Title: Vice President

Signature Page to Copyright Security Agreement

Schedule I

to

COPYRIGHT SECURITY AGREEMENT

UNITED STATES COPYRIGHT REGISTRATIONS

COPYRIGHT TITLE	REGISTRATION NUMBER
Adventure Island	VA0000659721
Adventure Island, Tampa Bay, Florida	VA0000668236
Airship Shamu	VAu000221696
Alpengeist	SR0000188692
Aruba Tuba	VA0000659720
Bus[c]h Entertainment montage art.	VA0000668166
Busch Gardens : guide to adventure	TX0004406818
Busch Gardens, Tampa Bay, Florida : guide to adventure	TX0004611428
Busch Gardens, Tampa Bay, Florida : guide to adventure	TX0004497303
Escape from Pompeii	VAu000310232
Gc_ di.c / author, Brownej	TXu000601289
Gccntrl.c / author, Brownej	TXu000601290
Gccom.c. / author, Gardner.	TXu000601295
Gccreate.c / author, Brownej.	TXu000601294
Gccredit.c / author, Brownej.	TXu000601302
Gcdamntc.c / author, Brownej.	TXu000601299
Gedayend.c / author, Brownej.	TXu000601303
Gcdimntc.c / author, Brownej.	TXu000601300
Gchost.c / author, Brownej	TXu000601304
Gcifinntc.c / author, Brownej.	TXu000601301
Gcmaint.c / author, Gardner	TXu000601292
Gcprocs. c / author, Brownej	TXu000601296
Gcqueue.c / author, Brownej.	TXu000601297
Gcrecpt.c / author, Brownej	TXu000601298
Gcreg.c / author, Brownej	TXu000601291
Gcreport.c / author, McNeillt	TXu000601293
Haunts of the Olde Country	VA0000657708
Kurnba	VA0000665909
Malibu Pipeline	VA0000659719
Mermaids Myths & Monsters	VAu000300491
Mission, Bermuda Triangle, dive it!	VA0000645679
New for 1992, Monster Marsh, Sea World of Ohio	VA0000636884
Questor	VA0000658839
R.L. Stine’s Haunted lighthouse	PA0001226636
[Sesame Island logo]	VA0000512189
TJ the Tiger	VAu000337395
Totally television / A. W. Harris	VA0000630409
Water Country USA	VA0000645157